LAST SURVIVOR FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE
                                INSURANCE POLICY

                                    issued by

                           RBC VARIABLE LIFE ACCOUNT A

                                       and

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                         SUPPLEMENT DATED MAY 1, 2006 TO
                          PROSPECTUS DATED MAY 1, 2006


         The following supplements and/or replaces certain information regarding the underlying funds for the Last Survivor Flexible Premium Adjustable Variable Life Insurance Policy (Policy) offered by Business Men's Assurance Company of America.

         The Investment Options described in the Prospectus are available (as indicated) for new money, additional Premiums, transfers, Dollar Cost Averaging, Asset Rebalancing and Asset Allocation.

         The following Investment Options are not available for new money, additional Premiums, transfers, Dollar Cost Averaging, Asset Rebalancing and Asset Allocation.

THE ALGER AMERICAN FUND (Class O Shares)
     Managed By Fred Alger Management, Inc.
         Alger American Growth Portfolio
         Alger American Leveraged AllCap Portfolio
         Alger American MidCap Growth Portfolio

DREYFUS VARIABLE INVESTMENT FUND ("Dreyfus VIF")
     Managed By The Dreyfus Corporation
         Dreyfus VIF Disciplined Stock Portfolio (Initial Share Class)


Please see the accompanying fund prospectuses for information regarding the Investment Options, including a discussion of the investment objectives, policies, restrictions and risks and the fees and expenses of each Investment Option.